INDIVIDUAL VARIABLE ANNUITY CONTRACTS
OFFERED BY
FIRST INVESTORS LIFE INSURANCE COMPANY
("FIRST INVESTORS LIFE")

THROUGH

FIRST INVESTORS LIFE VARIABLE ANNUITY FUND C (SEPARATE ACCOUNT C)
FIRST INVESTORS LIFE VARIABLE ANNUITY FUND D (SEPARATE ACCOUNT D)
95 Wall Street, New York, New York  10005/(212) 858-8200

     This Prospectus describes deferred Variable Annuity Contracts (the "Contracts") that First Investors Life Insurance Company is offering you the opportunity to accumulate capital, on a tax-deferred basis, for retirement or other long-term purposes and thereafter to annuitize your accumulated cash value if you so elect. If you elect to annuitize, the Contracts offer several options under which you can receive annuity payments for life.


     The Contracts invest in the same underlying investment portfolios. Whether you invest in a Separate Account C or Separate Account D Contract, you allocate your purchase payments (less certain charges) to one of the eleven "Subaccounts." Each of these Subaccounts invests in a corresponding "Fund" of First Investors Life Series Fund. The amount you accumulate depends upon the performance of the Subaccounts in which you invest. You bear all of the investment risk, which means that you could lose money.


     The Contracts differ in that they have (a) different sales charge structures (b) different death benefits and (c) different expenses. The Contracts also have different minimum investments. The Separate Account C
Contract may be purchased with as little as $2,000. The Separate Account D Contracts require a minimum investment of $25,000.

     THE INTERNAL REVENUE SERVICE MAY ASSESS A PENALTY ON EARLY WITHDRAWAL. THE CONTRACTS PROVIDE YOU WITH A 10-DAY REVOCATION RIGHT.

     Please read this Prospectus and keep it for future reference. It contains important information that you should know before buying a Contract. We filed a Statement of Additional Information ("SAI"), dated April 30, 1999, with the Securities and Exchange Commission. We incorporate the SAI by reference into this Prospectus. See page 26 of this Prospectus for the SAI Table of Contents. You can get a free SAI by contacting us at the address or telephone number shown above.

     The  Securities  and Exchange  Commission  has not approved or  disapproved
these   securities   or  passed  on  the  adequacy  of  this   Prospectus.   Any
representation to the contrary is a criminal offense.

   This Prospectus is valid only if attached to the current prospectus for First Investors Life Series Fund ("Life Series Fund").

                 The date of this Prospectus is April 30, 1999.

                            GLOSSARY OF SPECIAL TERMS

     ACCUMULATED VALUE - The value of all the Accumulation Units credited to the Contract.

     ACCUMULATION PERIOD - The period between the date of issue of a Contract and the Annuity Commencement Date.

     ACCUMULATION UNIT - A unit that measures the value of a Contractowner's interest in a Subaccount of Separate Account C or Separate Account D before the Annuity Commencement Date.

     ADDITIONAL PAYMENT - A purchase payment made to First Investors Life after issuance of a Contract.

     ANNUITANT - The person who is designated to receive annuity payments or who is actually receiving annuity payments.

     ANNUITY COMMENCEMENT DATE - The date on which we begin making annuity payments.

     ANNUITY UNIT - A unit that determines the amount of each annuity payment after the first annuity payment.

     BENEFICIARY - The person who is designated to receive any benefits under a Contract upon the death of the Annuitant or the Contractowners.

     CONTRACT - An individual variable annuity contract offered by this Prospectus.

     CONTRACTOWNER - The person or entity with legal rights of ownership of the Contract.

     FIXED ANNUITY - An annuity with annuity payments that remain fixed as to dollar amount throughout the payment period.

     GENERAL ACCOUNT - All assets of First Investors Life other than those allocated to Separate Account C, Separate Account D and other segregated investment accounts of First Investors Life.

     JOINT ANNUITANT - The designated second person under a joint and survivor life annuity.

     PURCHASE PAYMENT - A payment made to First Investors Life to purchase a Contract.

     SEPARATE ACCOUNT C - The segregated investment account entitled "First Investors Life Variable Annuity Fund C," established by First Investors Life pursuant to applicable law and registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act").

     SEPARATE ACCOUNT D - The segregated investment account entitled "First Investors Life Variable Annuity Fund D," established by First Investors Life pursuant to applicable law and registered as a unit investment trust under the 1940 Act.

     SUBACCOUNT - A segregated investment subaccount under Separate Account C or Separate Account D that corresponds to a fund of the Life Series Fund. The assets of a Subaccount are invested in shares of the corresponding fund of the Life Series Fund.

     VALUATION DATE - Any date on which the New York Stock Exchange ("NYSE") is open for regular trading. Each Valuation Date ends as of the close of regular trading on the NYSE (normally 4:00 P.M., Eastern Time). The NYSE currently observes the following holidays: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

     VALUATION PERIOD - The period beginning at the end of any Valuation Date and extending to the end of the next Valuation Date.

     VARIABLE ANNUITY - An annuity with annuity payments that vary in dollar amount, in accordance with the net investment experience of the Subaccounts, throughout the payment period.

     WE (AND OUR) - First Investors Life Insurance Company.

     YOU (AND YOUR) - The prospective contractowner.

                                   FEE TABLES

     The two tables below are provided to help you understand the various charges and expenses you will directly or indirectly bear in purchasing a contract. The tables show how the charges and expenses for the Contract funded through Separate Account C ("Separate Account C Contracts") differ from those of the Contract funded through Separate Account D ("Separate Account D Contracts"). The following table reflects the charges and expenses of the relevant Separate Account. The table on the next page reflects the fees and expenses of the series (each a "Fund" and collectively "Funds") of the Life Series Fund in which the Separate Accounts invest. The Fee Tables reflect expenses expected to be incurred in 1999.

SEPARATE ACCOUNT EXPENSES

SEPARATE  ACCOUNT  C  (FRONT-LOADED          SEPARATE   ACCOUNT  D  (BACK-LOADED
CONTRACT)                                    CONTRACT)
CONTRACTOWNER TRANSACTION EXPENSES           CONTRACTOWNER TRANSACTION EXPENSES
Maximum   Sales  Load  Imposed  on           Maximum   Sales  Load  Imposed  on
Purchases   (as  a  percentage  of           Purchases   (as  a  percentage  of
purchase payment)............7.00%           purchase payments).............None
Maximum  Contingent  Deferred Sales          Maximum  Contingent  Deferred Sales
Charge.........................None          Charge.......................7.00%*
Annual Contract Maintenance  Charge          Annual    Contract      Maintenance
 ...............................None          Charge.....................$30.00**


SEPARATE  ACCOUNT C ANNUAL EXPENSES          SEPARATE  ACCOUNT D ANNUAL EXPENSES
(AS A PERCENTAGE OF AVERAGE ACCOUNT          (AS A PERCENTAGE OF AVERAGE ACCOUNT
VALUE)                                       VALUE)
Mortality  and Expense Risk                  Mortality  and Expense Risk
Charges.......................1.00%          Charges.......................1.25%
Other Charges................0.00%+          Administrative Charge.........  15%
Total   Separate   Account   Annual                                        =====
Expenses......................1.00%          Total    Separate    Account Annual
                                             Expenses......................1.40%


* The maximum contingent deferred sales charge ("CDSC") is a percentage of the value of the Accumulation Units surrendered (not to exceed the aggregate amount of the purchase payments made for the Units). The charge decreases 1% each year so that there is no charge after seven years. Each year you may withdraw ("surrender") up to 10% of total purchase payments without a CDSC. For purposes of computing the CDSC, Units are considered to be redeemed in the order in which they were purchased (i.e., first-in, first-out).

** We deduct the Contract Maintenance Charge of $30 from the Accumulated Value, except that this charge will not exceed 2% of that value. For more information, see "Contract Maintenance Charge."

+ We may deduct an administrative charge if the Accumulated Value of a Contract is less than $1,500 (see "Administrative Charge").

     For more complete descriptions of the various charges and expenses shown, please refer to "THE CONTRACTS IN DETAIL -- Sales Charge, Mortality and Expense Risk Charges, and Other Charges." In addition, Premium taxes may apply (see "Other Charges").

FUND ANNUAL EXPENSES
(AS A PERCENTAGE OF FUND AVERAGE NET ASSETS)

These expenses are the same whether you invest in a Separate Account C or Separate Account D Contract.


                                                                                               FEE WAIVERS
                                                                                TOTAL FUND        AND/OR
                                             MANAGEMENT         OTHER           OPERATING         EXPENSE          NET
                                               FEES(1)        EXPENSES(2)       EXPENSES(3)    ASSUMPTIONS     EXPENSES(3)
                                               -------        ----------        -----------      (1),(2)       -----------
                                                                                                 -------

Blue Chip Fund                                 0.75%           0.07%             0.82%            N/A            N/A
Cash Management Fund                           0.75            0.24              0.99             0.29%          0.70%
Discovery Fund                                 0.75            0.08              0.83             N/A            N/A
Government Fund                                0.75            0.12              0.87             0.15           0.72
Growth Fund                                    0.75            0.07              0.82             N/A            N/A
High Yield Fund                                0.75            0.08              0.83             N/A            N/A
International Securities Fund                  0.75            0.40              1.15             N/A            N/A
Investment Grade Fund                          0.75            0.10              0.85             0.15           0.70
Target Maturity 2007 Fund                      0.75            0.09              0.84             0.15           0.69
Target Maturity 2010 Fund                      0.75            0.09              0.84             0.15           0.69
Utilities Income Fund                          0.75            0.13              0.88             0.15           0.73



 (1) For the fiscal year ended December 31, 1998, the Adviser waived Management Fees in excess of 0.60% for Cash Management Fund, in excess of 0.60% for Government Fund, in excess of 0.60% for Investment Grade Fund, in excess of 0.60% for Target Maturity 2007 Fund, in excess of 0.60% for Target Maturity 2010 Fund, and in excess of 0.60% for Utilities Income Fund. The Adviser has contractually agreed with Life Series Fund to waive Management Fees in excess of 0.60% for Cash Management Fund, in excess of 0.60% for Government Fund, in excess of 0.60% for Investment Grade Fund, in excess of 0.60% for Target Maturity 2007 Fund, in excess of 0.60% for Target Maturity 2010 Fund, and in excess of 0.60% for Utilities Income Fund for a period of twelve months commencing on May 1, 1999.

(2) For the fiscal year ended December 31, 1998, the Adviser assumed certain Other Expenses in excess of 0.10% for Cash Management Fund, in excess of 0.10% for Government Fund, in excess of 0.10% for Investment Grade Fund, in excess of 0.10% for Target Maturity 2007 Fund, and in excess of 0.10% for Target Maturity 2010 Fund. The Adviser has contractually agreed with Life Series Fund to assume Other Expenses in excess of 0.10% for Cash Management Fund for a period of twelve months commencing on May 1, 1999.


(3) Each Fund, other than International Securities Fund, has an expense offset arrangement that may reduce the Fund's custodian fee based on the amount of cash maintained by the Fund with its custodian. Any such fee reductions are not reflected under Total Fund Operating Expenses or Net Expenses.

EXAMPLE (SEPARATE ACCOUNT C CONTRACT)

If you surrender your Contract (or if you annuitize) for the number of years shown, you would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets:


                                              1 YEAR          3 YEARS         5 YEARS         10 YEARS
                                              ------          -------         -------         --------

Blue Chip Subaccount.........................   $87            $123             $162            $269
Cash Management Subaccount...................    86             120              156             257
Discovery Subaccount.........................    87             124              162             270
Government Subaccount........................    86             120              157             259
Growth Subaccount............................    87             123              162             269
High Yield Subaccount........................    87             124              162             270
International Securities Subaccount..........    90             133              177             301
Investment Grade Subaccount..................    86             120              156             257
Target Maturity 2007 Subaccount..............    86             120              155             256
Target Maturity 2010 Subaccount..............    86             120              155             256
Utilities Income Subaccount..................    86             121              157             260


EXAMPLE (SEPARATE ACCOUNT D CONTRACT)

The expenses you incur in purchasing a Separate Account D Contract would depend upon whether or not you surrender your contract. If you surrender your Contract at the end of the period shown, you would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets:


                                              1 year          3 years         5 years         10 years
                                              ------          -------         -------         --------

Blue Chip Subaccount.........................  $123            $209             $299            $555
Cash Management Subaccount...................   121             206              293             543
Discovery Subaccount.........................   123             210              299             556
Government Subaccount........................   122             206              294             545
Growth Subaccount............................   123             209              299             555
High Yield Subaccount........................   123             210              299             556
International Securities Subaccount..........   126             219              316             589
Investment Grade Subaccount..................   121             206              293             543
Target Maturity 2007 Subaccount..............   121             205              292             542
Target Maturity 2010 Subaccount..............   121             205              292             542
Utilities Income Subaccount..................   122             207              294             546


If you do not surrender your contract (or if you annuitize) at the end of the period shown, you would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets:


                                              1 year          3 years         5 years         10 years
                                              ------          -------         -------         --------

Blue Chip Subaccount.........................   $53            $159             $269            $555
Cash Management Subaccount...................    51             156              263             543
Discovery Subaccount.........................    53             160              269             556
Government Subaccount........................    52             156              264             545
Growth Subaccount............................    53             159              269             555
High Yield Subaccount........................    53             160              269             556
International Securities Subaccount..........    56             169              286             589
Investment Grade Subaccount..................    51             156              263             543
Target Maturity 2007 Subaccount..............    51             155              262             542
Target Maturity 2010 Subaccount..............    51             155              262             542
Utilities Income Subaccount..................    52             157              264             546


     YOU SHOULD NOT CONSIDER THE EXPENSES IN THE EXAMPLES AS A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES IN FUTURE YEARS MAY BE MORE OR LESS THAN THOSE SHOWN.

                         CONDENSED FINANCIAL INFORMATION

TABLE 1:  SEPARATE ACCOUNT C

   This table shows the accumulation unit values and the number of accumulation units outstanding for each Subaccount of Separate Account C, at the dates shown. The accumulation unit value for each Subaccount was initially set at $10.00 on October 16, 1990, except as follows: Investment Subaccount and Government Subaccount, January 7, 1992; Utilities Income Subaccount, November 16, 1993; Target Maturity 2007 Subaccount, April 24, 1995; and Target Maturity 2010 Subaccount, April 29, 1996.


                                                                                            NUMBER OF
                                                                         ACCUMULATION    ACCUMULATION
SUBACCOUNT                                             AT                UNIT VALUE($)        UNITS
-------------------------------------------------------------------------------------------------------------------

Blue Chip Subaccount......................   December 31, 1990           10.74931759         144,049.8
                                             December 31, 1991           13.42731580         561,758.4
                                             December 31, 1992           14.18287684       1,085,254.0
                                             December 31, 1993           15.23373431       1,529,348.1
                                             December 31, 1994           14.86290782       1,959,841.2
                                             December 31, 1995           19.71773603       2,413,509.3
                                             December 31, 1996           23.72148089       3,116,839.9
                                             December 31, 1997           29.75982140       3,812,804.5
                                             December 31, 1998           34.96033275       4,012,212.4

Cash Management Subaccount................   December 31, 1990           10.07542807         571,856.9
                                             December 31, 1991           10.52748985         571,891.0
                                             December 31, 1992           10.73770189         437,185.0
                                             December 31, 1993           10.91847727         253,743.1
                                             December 31, 1994           11.21833852         235,919.5
                                             December 31, 1995           11.71983145         252,407.7
                                             December 31, 1996           12.18484038         246,553.2
                                             December 31, 1997           12.67719681         256,188.6
                                             December 31, 1998           13.18253046         364,729.9

Discovery Subaccount......................   December 31, 1990           10.91349031           8,362.1
                                             December 31, 1991           16.53848277         130,585.7
                                             December 31, 1992           18.93150000         307,107.8
                                             December 31, 1993           22.89932001         563,070.0
                                             December 31, 1994           22.07727850         867,303.8
                                             December 31, 1995           27.37355380       1,203,507.8
                                             December 31, 1996           30.48354883       1,523,777.2
                                             December 31, 1997           35.26286749       1,838,056.5
                                             December 31, 1998           35.97570267       1,911,584.8

Government Subaccount.....................   December 31, 1992           10.87670909         437,095.3
                                             December 31, 1993           11.44920392         674,512.1
                                             December 31, 1994           10.85941183         672,797.1
                                             December 31, 1995           12.43183229         705,348.4
                                             December 31, 1996           12.74903390         643,378.3
                                             December 31, 1997           13.70958126         588,697.3
                                             December 31, 1998           14.59671768         601,159.8

                                       6

                                                                                            NUMBER OF
                                                                         ACCUMULATION    ACCUMULATION
SUBACCOUNT                                             AT                UNIT VALUE($)        UNITS
-------------------------------------------------------------------------------------------------------------------

Growth Subaccount.........................   December 31, 1990           10.75804081          24,176.8
                                             December 31, 1991           14.34498476         204,821.5
                                             December 31, 1992           15.59155937         567,241.7
                                             December 31, 1993           16.35977780         958,529.1
                                             December 31, 1994           15.73131059       1,347,003.7
                                             December 31, 1995           19.48689883         1,729,637
                                             December 31, 1996           24.01011967       2,241,867.6
                                             December 31, 1997           30.73197657       2,862,521.1
                                             December 31, 1998           38.74794069       3,085,019.4

High Yield Subaccount.....................   December 31, 1990           10.00101048          69,585.9
                                             December 31, 1991           13.25243640         220,366.3
                                             December 31, 1992           14.86894995         279,777.4
                                             December 31, 1993           17.38280181         391,036.8
                                             December 31, 1994           16.93482626         513,297.7
                                             December 31, 1995           20.09026188         671,849.9
                                             December 31, 1996           22.38760536         799,626.6
                                             December 31, 1997           24.92887084         950,571.7
                                             December 31, 1998           25.45748200       1,016,074.5

International Securities Subaccount.......   December 31, 1990           10.26630533         118,091.2
                                             December 31, 1991           11.73276972         269,273.6
                                             December 31, 1992           11.46589494         463,523.6
                                             December 31, 1993           13.86795475         792,294.1
                                             December 31, 1994           13.55233761       1,383,676.5
                                             December 31, 1995           15.92618862       1,502,998.2
                                             December 31, 1996           18.16949900       1,956,014.4
                                             December 31, 1997           19.62431480       2,329,410.5
                                             December 31, 1998           22.96087882       2,307,046.6

Investment Grade Subaccount...............   December 31, 1992           10.77845214         395,839.5
                                             December 31, 1993           11.82065978         784,651.0
                                             December 31, 1994           11.28602521         923,445.3
                                             December 31, 1995           13.37384783       1,076,644.3
                                             December 31, 1996           13.61638687       1,050,200.1
                                             December 31, 1997           14.80366272         988,996.1
                                             December 31, 1998           15.99733761       1,071,756.2

Target Maturity 2007 Subaccount...........   December 31, 1995           11.90553994         775,738.1
                                             December 31, 1996           11.53266965       1,252,102.1
                                             December 31, 1997           12.94581989       1,515,226.0
                                             December 31, 1998           14.73597183       1,547,831.2

Target Maturity 2010 Subaccount...........   December 31, 1996           10.81913243         170,708.7
                                             December 31, 1997           12.41073564         381,345.1
                                             December 31, 1998           14.05135661         478,329.7

Utilities Income Subaccount...............   December 31, 1993            9.92774964          45,091.7
                                             December 31, 1994            9.11659215         473,447.1
                                             December 31, 1995           11.75759954       1,129,455.9
                                             December 31, 1996           12.75464824       1,689,626.3
                                             December 31, 1997           15.79406311       1,878,396.6
                                             December 31, 1998           17.60340941       2,219,597.9


TABLE 2:  SEPARATE ACCOUNT D

   This table shows the accumulation unit values and the number of accumulation units outstanding for each Subaccount of Separate Account D, on the dates shown. The accumulation unit value for each Subaccount was initially set at $10.00 on July 28, 1997.


                                                                                            NUMBER OF
                                                                         ACCUMULATION    ACCUMULATION
SUBACCOUNT                                             AT                UNIT VALUE($)        UNITS
-------------------------------------------------------------------------------------------------------------------

Blue Chip Subaccount...........................   December 31, 1997      10.18519950         426,185.6
                                                  December 31, 1998      11.91730629       1,531,169.8

Cash Management Subaccount.....................   December 31, 1997      10.15474840          28,344.4
                                                  December 31, 1998      10.51737952          82,526.4

Discovery Subaccount...........................   December 31, 1997      10.23140687         205,814.9
                                                  December 31, 1998      10.39655938         701,595.6

Government Subaccount..........................   December 31, 1997      10.28895863          13,321.1
                                                  December 31, 1998      10.91102057         103,476.8

Growth Subaccount..............................   December 31, 1997      10.33626489         346,768.7
                                                  December 31, 1998      12.98031991       1,316,750.1

High Yield Subaccount..........................   December 31, 1997      10.42338850          60,209.4
                                                  December 31, 1998      10.60191952         325,195.4

International Securities Subaccount............   December 31, 1997       9.30734342         196,448.9
                                                  December 31, 1998      10.84633615         536,298.4

Investment Grade Subaccount....................   December 31, 1997      10.33902780          22,448.4
                                                  December 31, 1998      11.12810542         156,868.9

Target Maturity 2007 Subaccount................   December 31, 1997      10.62155299          62,839.0
                                                  December 31, 1998      12.04205143         302,580.8

Target Maturity 2010 Subaccount................   December 31, 1997      10.79920122          43,680.6
                                                  December 31, 1998      12.17798882         188,719.4

Utilities Income Subaccount....................   December 31, 1997      11.67391319          33,306.9
                                                  December 31, 1998      12.95932846         449,163.0


                                   OVERVIEW

     This overview highlights some basic information about the two Variable Annuity Contracts offered by First Investors Life Insurance Company ("First Investors Life", "We", "Us", or "Our") in this Prospectus. They invest in the same underlying investment portfolios but have different sales charge and expense structures and different death benefit features. Separate Account C Contracts are contracts that are sold with a front-end sales charge. They invest in Separate Account C. Separate Account D Contracts are contracts which are sold with a contingent deferred sales charge. They invest in Separate Account D. We will not accept a purchase of a Separate Account D Contract with the proceeds from a surrender of a Separate Account C Contract. You will find more information about the Contracts beginning on page 11 of this Prospectus.

HOW THE CONTRACTS WORK

     Like all variable annuity contracts, the Contracts have two phases: an accumulation period and an annuity income period. During the accumulation period, earnings on your investment accumulate on a tax-deferred basis. The annuity income period begins when you start to receive annuity income payments. You can select one of several annuity income payment options. The amount of your annuity payments will vary with the performance of the investment options you have selected as well as the type of annuity option you choose.

     During the accumulation period, you invest in investment options or Subaccounts which, like mutual funds, have different investment objectives. You can gain or lose money if you invest in these Subaccounts. The amount of money you accumulate in your contract depends on the performance of the Subaccounts in which you invest. The Contracts currently offer 11 Subaccounts. Each Subaccount invests at net asset value in shares of a corresponding "Fund" of First Investors Life Series Fund ("Life Series Fund"), as shown in the following table.

       SUBACCOUNTS                           FUND
       -----------                           ----

   Blue Chip Subaccount                      Blue Chip Fund
   Cash Management Subaccount                Cash Management Fund
   Discovery Subaccount                      Discovery Fund
   Government Subaccount                     Government Fund
   Growth Subaccount                         Growth Fund
   High Yield Subaccount                     High Yield Fund
   International Securities Subaccount       International Securities Fund
   Investment Grade Subaccount               Investment Grade Fund
   Target Maturity 2007 Subaccount           Target Maturity 2007 Fund
   Target Maturity 2010 Subaccount           Target Maturity 2010 Fund
   Utilities Income Subaccount               Utilities Income Fund

     Each Contract provides a guaranteed death benefit that is payable to a designated beneficiary when the Annuitant dies. The Separate Account C Contract guarantees that the beneficiary will receive the greater of (i) the total purchase payments less any withdrawals or (ii) the Accumulated Value of the Contract on the date of receipt of written notification of death at our Home Office or other designated office. The Separate Account D guarantees that the beneficiary will receive the greater of (i) the total purchase payments less any withdrawals, (ii) the Accumulated Value of the Contract on the date of receipt of Due Proof of Death at our Home Office or other designated office, or (iii) the Accumulated Value on the immediately preceding Specified Contract Anniversary date (these Anniversary dates occur every 7 years after you purchase your Contract) plus any additional purchase payments and less any withdrawals.

WHO WE ARE

     First Investors Life Insurance Company
     --------------------------------------

     First Investors Life, 95 Wall Street, New York, New York 10005 is a stock life insurance company incorporated in New York in 1962. We write life insurance, annuities and accident and health insurance. First Investors Consolidated Corporation ("FICC"), a holding company, owns all of the voting common stock of First Investors Management Company, Inc. and all of the outstanding stock of First Investors Life, First Investors Corporation ("FIC" or "Underwriter") and Administrative Data Management Corp., the transfer agent for the Life Series Fund. Mr. Glenn O. Head, Chairman of FICC, controls FICC and, therefore, controls First Investors Management Company, Inc. and First Investors Life.

     Separate Accounts C & D
     -----------------------

     First Investors Life Variable Annuity Fund C is also called the "Tax Tamer" ("Separate Account C"). It was established on December 21, 1989 under New York Insurance Law. First Investors Life Variable Annuity Fund D is also called the "Tax Tamer II" ("Separate Account D"). It was established on April 8, 1997 under New York Insurance Law.

     Separate Account C and Separate Account D (each an "Account") are registered unit investment trusts with the Securities and Exchange Commission ("SEC"). Such registration does not involve SEC supervision of the management or investment practices or policies of either Account.

     We segregate the assets of each Account from our other assets. We cannot charge liabilities arising out of our other businesses against that portion of each Account's assets that is approximately equal to the amount that is necessary to support the Contracts. We credit to, or charge against, the Subaccounts of each Account realized and unrealized income, gains and losses without regard to our other income, gains and losses. The obligations under the Contracts are our obligations.

     Each Subaccount invests its assets in a corresponding Fund of the Life Series Fund at net asset value. Each Subaccount reinvests all distributions received from a Fund in additional shares of that Fund at net asset value. So, none of the Subaccounts make cash distributions to Contractowners. Each Subaccount may make deductions for charges and expenses by redeeming the number of equivalent Fund shares at net asset value. We value shares of the Funds that we hold in the Subaccounts at their net asset values.

     The Life Series Fund
     --------------------

     First Investors Life Series Fund is a diversified open-end management investment company (commonly known as a "mutual fund") registered with the SEC under the 1940 Act. Registration of the Life Series Fund does not involve supervision by the SEC of the management or investment practices or policies of the Life Series Fund. The Life Series Fund offers its shares only through the purchase of our variable annuity contracts or variable life insurance policies. It does not offer its shares directly to the general public. The Life Series Fund reserves the right to offer its shares to other separate accounts of ours or directly to us.

     First Investors Management Company, Inc. (the "Adviser") is the investment adviser of each Fund. The Adviser is a New York Corporation located at 95 Wall Street, New York, New York 10005. The Adviser and Life Series Fund have retained Wellington Management Company, 75 State Street, Boston, Massachusetts 02109 ("WMC" or "Subadviser"), to serve as the subadviser of the International Securities Fund and Growth Fund. See the Life Series Fund Prospectus for more information about the Adviser and Subadviser as well as the fees that each Fund paid for the fiscal year ended December 31, 1998.

     The Life Series Fund sells its shares to more than one separate account funding variable annuity contracts or variable life insurance policies. Consequently, the possibility arises that violation of the federal tax laws by another separate account investing in the Life Series Fund could cause the Contracts funded through Separate Account C or Separate Account D to lose their tax-deferred status, unless remedial action were taken.

WHO SHOULD CONSIDER PURCHASING A CONTRACT

     The Contract allows you to accumulate money on a tax-deferred basis for retirement or other long-term goals and thereafter to annuitize the accumulated value of your Contract if you wish. Generally, the higher your tax bracket, the more you will benefit from the tax-deferred feature of the Contract. You should not purchase a Contract if you are looking for a short-term investment or if you cannot take the risk of receiving less money than you paid for the Contract. You may want to consult a tax advisor or other professional before you purchase a Contract.

RISK AND REWARD CONSIDERATIONS

     The Contracts offer you the opportunity to benefit on a tax-deferred basis from the performance of the underlying investment options that you choose. However, there are several important factors that you should consider before making a decision to purchase a Contract:

     1. You bear all of the investment risk of the underlying investment options you choose. You should therefore carefully review the prospectus for the underlying Life Series Fund before choosing your underlying investments. It explains the Funds' investment objectives, primary investment strategies, and primary risks.

     2. The Contracts are generally not appropriate choices for the investment of money that you will need in the short term. You should therefore only invest money that you will not need in the short term.

     3. Generally, it is not advisable to switch from one variable insurance contract to another because each contract will have a sales charge. For this reason, we do not allow switches from Separate Account C to Separate Account D.

     4. If you are considering purchasing a Contract inside of an individual retirement account or qualified retirement plan, you should know that the same tax benefits are available whether you invest in mutual funds or variable annuities and that variable annuities generally have higher cost structures than those of mutual funds. The variable annuity's death benefit should be an important factor if you select a variable annuity.

     5. Like other financial services organizations, First Investors Life and its affiliates could experience problems in processing policy-related requests and rendering other services if the computers or other systems on which they rely are not properly programmed to operate after January 1, 2000. (See "OTHER INFORMATION--Year 2000" for more information.)

                             THE CONTRACTS IN DETAIL

     The Contracts are variable annuity contracts which provide you with the opportunity to accumulate capital on a tax deferred basis by investing in underlying subaccounts and thereafter annuitizing your accumulated cash value if you wish. We offer the Contracts in states where we have the authority to issue the Contracts. We designed the Contracts to offer lifetime annuity payments to Annuitants according to several annuity options. The amount of annuity payments will vary with the investment performance of the Subaccounts as well as the type of annuity you select. The Contracts obligate us to make payments for the lifetime of the Annuitant in accordance with the annuity rates in the Contract, regardless of actual mortality experience (see "Annuity Period"). On the death of the Annuitant before the Annuity Commencement Date, we pay a death benefit to the Beneficiary whom you designate. For a discussion of the amount and manner of payment of this benefit, see "Death of Annuitant During the Accumulation Period."


     You may surrender all or a portion of the Accumulated Value during the Accumulation Period. For a discussion on withdrawals during the Accumulation Period, see "Full and Partial Surrenders During the Accumulation Period." For Federal income tax consequences of a withdrawal, see "Tax Information." The exercise of any Contract right, including the right to make a withdrawal during the Accumulation Period, is subject to the terms and conditions of any qualified trust or plan under which the Contracts are purchased. This Prospectus contains no information concerning such trust or plan.

     We reserve the right to amend the Contracts to meet the requirements of the 1940 Act or other applicable Federal or state laws or regulations.

     Contractowners with any inquiries concerning their account should write to us at our Home Office, 95 Wall Street, New York, New York 10005.

PURCHASE PAYMENTS


     Your initial purchase payment must be at least (a) $2,000 for a Contract under Separate Account C and (b) $25,000 for a Contract under Subaccount D. You may make an Additional Payment under a Contract of at least $200 at any time after Contract issuance under Separate Account C or Separate Account D. We will not accept a purchase of a Separate Account D Contract with the proceeds from a surrender of a Separate Account C Contract.


     We credit an initial purchase payment (less any charges) to a Contractowner's Account on the Valuation Date that we receive it, provided that we have received a properly completed application. We credit an Additional Payment to a Contractowner's Account on the Valuation Date that we receive it. If we receive an incomplete application from you, you must provide us with all required information not later than five business days following the receipt of such application. Otherwise, we will return the purchase payment to you at the end of the five-day period.

     Your purchase payments buy Accumulation Units of the Subaccounts and not shares of the Funds in which the Subaccounts invest. We allocate purchase payments to the appropriate Subaccount or Subaccounts based on the next computed value of an Accumulation Unit following receipt at our Home Office or other designated office. For Separate Account C, we make these allocations after deductions for sales expenses (SEE "Separate Account C-Sales Charge Deducted from Purchase Payments"). We value Accumulation Units at the end of each Valuation Date (I.E., as of the close of regular trading on the NYSE, normally 4:00 P.M., Eastern Time).

ALLOCATION OF NET PURCHASE PAYMENTS TO SUBACCOUNT(S)

     When you purchase a Contract, you allocate (a) your net purchase payment and (b) any additional purchase payments (less any charges) to at least one Subaccount of an Account.

     You may:

     .     choose up to five Subaccounts,

     . allocate no less than 10% of a purchase payment (less any charges) to any Subaccount (we reserve the right to adjust your allocation to eliminate fractional percentages), and

     . transfer part or all of your cash value in a Subaccount to one or more other Subaccounts (subject to the two limitations immediately above) twice during a Contract year in Separate Account C (six times in certain states) and 12 times during a Contract year in Separate Account D.


     Each Subaccount invests its assets at net asset value in shares of the corresponding Fund of Life Series Fund. For example, the Blue Chip Subaccount invests in the Blue Chip Fund, the Government Subaccount invests in the Government Fund, and so on.


     The Funds of the Life Series Fund have different investment objectives, investment strategies, and investment risks. The Funds also have different expenses. The Life Series Fund's Prospectus describes each Fund in detail. There is no assurance that any Fund will realize its investment objective. The cash value of your Contract may increase or decrease depending on the investment performance of the Subaccounts that you choose.

SALES CHARGE


     We impose a sales charge for both Separate  Account C and Separate  Account
D. For Separate Account C, the sales charge is an initial sales charge that we deduct from your purchase payments. For Separate Account D, the sales charge is a contingent deferred sales charge ("CDSC") that may be deducted from the proceeds that we pay you on a full or partial surrender.

     SEPARATE ACCOUNT C - SALES CHARGE DEDUCTED FROM PURCHASE PAYMENTS. We intend the sales charge to cover expenses relating to the sale of the Contracts, including commissions paid to persons distributing the Contracts. Discounts are available on larger purchases. Moreover, when you make Additional Payments after the issuance of the Contract you are entitled to a credit for all prior payments in computing the sales charge percentage. In other words, you pay the sales charge percentage that reflects (a) the total amount of all purchase payments previously made plus (b) the amount of the Additional Payment being made.

                                 DEDUCTION TABLE

                                       SALES CHARGE AS % OF      AMOUNT TO
                                       PURCHASE  NET AMOUNT    DEALERS AS % OF
AMOUNT OF PURCHASE PAYMENT(S)         PAYMENTS*    INVESTED   PURCHASE PAYMENTS

Less than $25,000......................  7.00%      7.53%           5.75%
$25,000 but under $50,000..............  6.25       6.67            5.17
$50,000 but under $100,000.............  4.75       4.99            3.93
$100,000 but under $250,000............  3.50       3.63            2.90
$250,000 but under $500,000............  2.50       2.56            2.19
$500,000 but under $1,000,000..........  2.00       2.04            1.67
$1,000,000 or over.....................  1.50       1.52            1.24

 *    Assumes that we have deducted no Premium taxes.

     We do not impose a sales charge for Contracts sold to (a) officers and full-time employees of First Investors Life or its affiliates who have been employed for at least one year, (b) our agents who have been under contract for at least one year, or (c) Contractowners of First Investors Life Variable Annuity Fund A ("Separate Account A") who exchange their Separate Account A Contracts for Separate Account C Contracts at the next computed values of their Accumulation Units. We require Contractowners who exchange from Separate Account A to Separate Account C to execute a change of contract form. This form states that we deduct a daily charge equal to an annual rate of 1.00% of the daily Accumulation Unit value of any Subaccount as a charge for mortality and expense risks. We may modify or terminate this exchange privilege at any time.


     SEPARATE ACCOUNT D - SALES CHARGE DEDUCTED FROM SURRENDER PROCEEDS. For Separate Account D, we sell the Contracts without an initial sales charge. However, we deduct a contingent deferred sales charge ("CDSC") from the proceeds that we pay you on a full or partial surrender. The CDSC is a percentage of the amount that you surrender (not to exceed the aggregate amount of your purchase payments). The CDSC percentage declines, in accordance with the Table below, from 7% to 0% over a seven-year period from the date purchase payments are received to the date of their surrender. If you have made purchase payments at different times, the CDSC on any one purchase payment will depend upon the length of time from our receipt of the payment to the time of its surrender.



                     CONTINGENT DEFERRED SALES CHARGE TABLE

      ----------------------------------------------------------------------------------------------------------
           Contingent Deferred Sales Charge
         as a Percentage of Purchase Payments             Length of Time from Purchase Payment in Years
                      Surrendered

                          7%                                               Less than 1
                          6%                                                   1-2
                          5%                                                   2-3
                          4%                                                   3-4
                          3%                                                   4-5
                          2%                                                   5-6
                          1%                                                   6-7
                          0%                                               More than 7
      ----------------------------------------------------------------------------------------------------------

     You will not be charged a CDSC on partial surrenders during any Contract Year up to the annual Withdrawal Privilege Amount of 10% of Purchase Payments. You will be subject to a CDSC on any excess over this Amount at the applicable CDSC percentage in the Table. And, of course, this Withdrawal Privilege does not apply to full surrenders. In calculating such a CDSC, we will assume that amount on which you are paying the CDSC is coming first from surrenders of purchase payments (i.e., your cost basis in your contract) and thereafter from any Accumulated Value other than purchase payments (i.e., your gain). If you have made purchase payments at different times, your purchase payments will be treated as being surrendered in the order that we have received them (i.e., first-in, first-out).

     We will also not assess a CDSC:

     .     in the event of the death of the Annuitant or the Contractowner,

     . if you apply the Accumulated Value to an annuity option under the contract, or

     .     for surrenders used to pay Premium taxes.

     For   information   concerning  the  Annuity  Options  and  the  Withdrawal
Privilege, see "Annuity Options" and "Full and Partial Surrenders During the Accumulation Period."


MORTALITY AND EXPENSE RISK CHARGES

     We impose mortality and expense risk charges for both Separate Account C and Separate Account D. The charges are different for each of these Separate Accounts reflecting the difference in the death benefits offered by the two Contracts.

     The mortality risk that we assume arises from our obligation to continue to make Fixed or Variable Annuity payments, determined in accordance with the provisions of the Contracts, to each Annuitant regardless of (a) how long that person lives and (b) how long all payees as a group live. This assures an Annuitant that neither the Annuitant's own longevity nor an improvement in life expectancy generally will have any adverse effect on the variable annuity payments the Annuitant will receive under the Contract. Moreover, these factors may reduce the risk that the Annuitant will outlive the funds that the Annuitant has accumulated for retirement. We also assume mortality risk as a result of our guarantee of a minimum payment in the event of the death prior to the Annuity Commencement Date of the Annuitant under Separate Account C and the Annuitant or the Contractowner named in the original application for the Contract under Separate Account D.

     In addition, we assume the risk that the charges for administrative expenses may not be adequate to cover such expenses. We will not increase the amount we charge for administrative expenses. In consideration for our assumption of these mortality and expense risks, we deduct an amount equal on an annual basis to the following percentage of the daily Accumulation Unit value of the Subaccounts:

     . For Separate Account C, 1.00%, of which approximately 0.60% is for assuming the mortality risk and 0.40% is for assuming the expense risk.

     . For Separate Account D, 1.25%, of which approximately 0.85% is for assuming the mortality risk and 0.40% is for assuming the expense risk.

     We guarantee that we will not increase the mortality and expense risk charges during the term of any Contract. If the charges are insufficient to cover the actual cost of the mortality and expense risks, the loss will fall on us. Conversely, if the deductions prove more than sufficient, the excess will be a profit to us. We can use any profits resulting to us from over-estimates of the actual costs of the mortality and expense risks for any business purpose, including the payment of expenses of distributing the Contracts. These profits will not remain in Separate Account C or Separate Account D.

Other Charges

     Administrative Charge
     ---------------------

     For Separate Account C, we may deduct an administrative charge of $7.50 annually from the Accumulated Value of Contracts that have an Accumulated Value of less than $1,500 because of partial surrenders. These charges are to compensate us for expenses involved in administering small accounts. If the actual expenses exceed charges, we will bear the loss. For Separate Account D, we deduct an amount equal annually to 0.15% of the daily net asset value of the Subaccounts for the expense of administering the Contract. We guarantee that we will not increase the administrative charges during the term of any Contract.

     Contract Maintenance Charge
     ---------------------------

     For Separate Account D, we deduct a $30.00 Contract Maintenance Charge from the Accumulated Value, on (a) the last business day of each Contract Year or (b) the date of surrender of the Contract, if earlier. This charge will not exceed 2% of the Accumulated Value. We make the charge against the Accumulated Value by proportionately reducing the number of Accumulation Units held in each of your Subaccounts of Separate Account D. We guarantee that we will not increase this charge during the term of any Contract.

     Premium Tax Charge
     ------------------

     Some states assess Premium taxes at the time you:

     .     make purchase payments,

     .     surrender, or

     .     begin receiving annuity payments.

     We currently advance any Premium taxes due at the time you make purchase payments and then deduct Premium taxes from the Accumulated Value of the Contract at the time of surrender, on death of the Annuitant or when annuity payments begin. However, we reserve the right to deduct Premium taxes when incurred. See "Appendix I" for Premium tax table.

     Expenses
     --------


     Total Separate Account expenses for the fiscal year ended December 31, 1998 amounted to $4,598,846 or 1.00% of average net assets for Separate Account C and $555,026 or 1.42% of average net assets for Separate Account D. The Funds have expenses that they pay out of their assets.


THE ACCUMULATION PERIOD

     Crediting Accumulation Units
     ----------------------------

     During the Accumulation Period, we credit purchase payments on the Contracts to the Contractowner's Individual Account in the form of Accumulation Units. We determine the number of Accumulation Units that we credit to a Contractowner for the Subaccounts by dividing (a) the purchase payment (less any charges) by (b) the value of an Accumulation Unit for the Subaccount. We make this valuation after we receive the purchase payment at our Home Office or other designated office.

     The value of the Contractowner's Individual Account varies with the value of the assets of the Subaccounts. The investment performance of the Subaccounts, expenses, and deduction of certain charges affect the value of an Accumulation Unit. There is no assurance that the value of your Individual Account will equal or exceed purchase payments. We determine your Individual Account for a Valuation Period by multiplying (a) the total number of Accumulation Units we credit to the Subaccount by (b) the value of an Accumulation Unit for the Subaccount for the Valuation Period.

     Death of Annuitant During the Accumulation Period
     -------------------------------------------------

     If the Annuitant dies prior to the Annuity Commencement Date, we pay a Death Benefit to the Beneficiary you have designated. We make this payment when we receive (a) a death certificate or similar proof of the death of the Annuitant ("Due Proof of Death") and (b) a First Investors Life Claimant's Statement that includes notification of the Beneficiary's election to receive payment in either a single sum settlement or an Annuity Option. We determine the value of the Death Benefit as of the next computed value of the Accumulation Units following our receipt at our Home Office or other designated office of written notification of death, in the case of Separate Account C, or Due Proof of Death in the case of Separate Account D.

     If you do not elect payment of the Death Benefit under one of the Annuity Options before the Annuitant's death, the Beneficiary may elect to have the Death Benefit (a) paid in a single sum or (b) applied to provide an annuity under one of the Annuity Options or (c) as we otherwise permit. If the Beneficiary elects a single sum settlement, we pay the amount of the Death Benefit within seven days of receipt of Due Proof of Death and a Claimant's Statement.

     If the Beneficiary wants an Annuity Option, the Beneficiary has up to 60 days commencing with the date of our receipt of Due Proof of Death to select an Annuity Option. If the Beneficiary does not make a selection by the end of the 60-day period, we pay a single sum settlement to the Beneficiary. If the Beneficiary selects any Annuity Option, the Annuity Commencement Date is the date specified in the election. That date may be no later than 60 days after receipt by us of Due Proof of Death.

     The amount of the Death Benefit payable on the death of the Annuitant is as follows:

     . For Separate Account C, the greater of (a) the total purchase payments less withdrawals or (b) the Accumulated Value on the date of receipt of written notification of death at our Home Office, or other designated office.

     . For Separate Account D, the greatest of (a) the total purchase payments less any withdrawals; (b) the Accumulated Value on the date of receipt of Due Proof of Death at our Home Office or other designated office; or (c) the Accumulated Value on the immediately preceding Specified Contract Anniversary, increased by any additional purchase payments and decreased by any partial surrenders since that anniversary. The Specified Contract Anniversary is every seventh contract anniversary (i.e., 7th, 14th, 21st, etc.).

     The following example demonstrates how the amount of Death Benefit payable would be determined for a Separate Account D Contract assuming (1) the Purchase Payment is $50,000; (2) no additional Purchase Payments or Partial Surrenders have been made; (3) the Annuitant's death occurs in Policy year 9 when the Accumulated Value is $70,000; and (4) the Accumulated Value on the 7th Contract Anniversary (the immediately preceding Specified Contract Anniversary) is $80,000.

     The amount of Death Benefit payable would therefore be $80,000, which is the greater of (a) (b) or (c) as shown below.

            (a)                        (b)                            (c)

  Total Purchase Payments      Accumulated Value of         Accumulated Value on
   less any withdrawals      Contract on the date of             7th Contract
                                     receipt                     Anniversary
                              of Due Proof of Death

          $50,000                    $70,000                    $80,000


     Death of Contractowner During the Accumulation Period
     -----------------------------------------------------

     If the Contractowner dies before we have distributed the entire interest in the Contract, we must distribute the value of the Contract to the Beneficiary as provided below. Otherwise, the Contract will not qualify as an annuity under

Section 72 of the Internal Revenue Code of 1986, as amended (the "Code"). Under Separate Account C, the entire interest of the Contractowner who dies is the Accumulated Value of the Contract. Under Separate Account D, if the
Contractowner who dies is the one named in the original application for the Contract, the entire interest of that Contractowner in the Contract is the same as if the Contractowner had been the Annuitant; if the Contractowner who dies is not the one named in the original application for the Contract, the entire interest of that Contractowner is the Accumulated Value of the Contract.

     If the death of the Contractowner occurs prior to the Annuity Commencement Date, we will distribute the entire interest in the Contract to the Beneficiary
(a) within five years, or (b) beginning within one year of death, under an Annuity Option that provides that we will make annuity payments over a period not longer than the life or life expectancy of the Beneficiary. If the Contract is payable to (or for the benefit of) the Contractowner's surviving spouse, we need not make any distribution. The surviving spouse may continue the Contract as the new Contractowner. If the Contractowner is also the Annuitant, the spouse has the right to become the Annuitant under the Contract. Likewise, if the Annuitant dies and the Contractowner is not a natural person, the Annuitant's surviving spouse has the right to become the Contractowner and the Annuitant.


     Full and Partial Surrenders During the Accumulation Period
     ----------------------------------------------------------

     You may by written request make a full or partial surrender of your Contract, at any time before the earlier of the Annuity Commencement Date or the death of the Annuitant or Contractowner. You will be entitled to receive:

     . For Separate Account C, the net Accumulated Value of the Contract or, in the case of a partial surrender, the portion surrendered.

     . For Separate Account D, the Accumulated Value of the Contract or, in the case of a partial surrender, the portion surrendered less (a) any applicable CDSC, (b) the Contract Maintenance Charge and (c) any applicable Premium taxes not previously deducted.

     A surrender request is effective on the date it is received in writing at our Home Office or other designated office. Your Accumulated Value will be determined based on the next computed value of Accumulation Units following our receipt of your written request. We may defer payment of the amount of the surrender for a period of not more than seven days. We may also postpone such payment during any period when:


     . trading on the NYSE is restricted as the SEC determines or the NYSE is closed for other than weekends and holidays;

     .     the SEC has by order permitted such suspension; or

     . any emergency, as defined by SEC rules, exists when the sale of portfolio securities or calculation of securities is not reasonably practicable.

     In the case of a partial surrender, unless you direct us otherwise, the amount you request will be deducted from your Subaccounts on a pro rata basis in the proportions to which their values bear to the Accumulated Value of your Contract. For Separate Account D, the amount remaining must be at least equal to our minimum balance requirement (currently $5,000). For Separate Account C, there is no minimum balance requirement. However, we may deduct an administrative charge of $7.50 annually if the surrender causes the value of your Contract to fall below $1,500. As noted previously, on a non-cumulative basis, you may make partial surrenders of a Separate Account D Contract during any Contract Year up to the annual Withdrawal Privilege Amount of 10% of Purchase Payments without incurring a CDSC. Amounts surrendered under the Withdrawal Privilege are treated as being from Accumulated Values other than Purchase Payments.

     For more information on fees, charges, and tax consequences on surrenders, see "THE CONTRACTS IN DETAIL -- Sales Charge, Mortality and Expense Risk Charges, and Other Charges"; "Tax Information"; and "Other Charges."

Annuity Commencement Date Exchange Privilege (for Separate Account C only)
--------------------------------------------------------------------------

     If you fully surrender this Contract during the one-year period preceding its Annuity Commencement Date, you can use the proceeds to purchase Class A shares of First Investors mutual funds without incurring a sales charge.

THE ANNUITY PERIOD

     Commencement Date
     -----------------

     Annuity payments begin on the Annuity Commencement Date you select when you buy a Contract. You may elect in writing to advance or defer the Annuity Commencement Date, not later than 30 days before the Annuity Commencement Date. You may defer the Annuity Commencement Date until the first day of the calendar month after -

     . for Separate Account C, the Annuitant's 85th birthday or, if state law permits, 90th birthday.

     .     for Separate Account D, the Annuitant's 90th birthday.

     If you elect no other date, annuity payments will commence on the Contract anniversary date after -

     . for Separate Account C, the Annuitant's 85th birthday, or, if state law permits, 90th birthday.

     .     for Separate Account D, the Annuitant's 90th birthday.

     If the net Accumulated Value on the Annuity Commencement Date is less than $2,000, we may pay such value in one sum in lieu of annuity payments. If the net Accumulated Value is $2,000 or more, but the variable annuity payments are less than $20, we may change the frequency of annuity payments to intervals that will result in payments of at least $20.

     Assumed Investment Rate
     -----------------------

     We build a 3.5% assumed investment rate into the Contract's Annuity Tables, which are used to determine the amount of the monthly annuity payments. A higher rate would mean a higher initial payment but more slowly rising and more rapidly falling subsequent Variable Annuity payments. A lower rate would have the opposite effect. If the actual net investment rate of the Subaccounts is at the annual rate of 3.5%, the Variable Annuity payments will be level. A Fixed
Annuity features annuity payments that remain fixed as to dollar amount throughout the payment period and an assumed interest rate of 3.5% per year built into the Annuity Tables in the Contract.

     Annuity Options
     ---------------

     You may elect to receive payments under any one of the Annuity Options in the Contract. You may make this election at any time at least 30 days before the Annuity Commencement Date on written notice to us at our Home Office or other designated office. If no election is in effect on the Annuity Commencement Date, we will make annuity payments on a variable basis only under Annuity Option 3 below, Life Annuity with 120 Monthly Payments Guaranteed. This is the Basic Annuity.

     The material factors that determine the level of your annuity benefits are:

     .     the  value  of  your  Individual   Account,   as  described  in  this
           Prospectus, before the Annuity Commencement Date;

     .     the Annuity Option you select;

     .     the frequency and duration of annuity payments;

     . the sex and adjusted age of the Annuitant and any Joint Annuitant at the Annuity Commencement Date; and

     . in the case of a variable annuity, the investment performance of the Subaccounts you select.

     We apply the Accumulated Value on the Annuity Commencement Date, reduced by any applicable Premium taxes not previously deducted, to provide (a) the Basic Annuity or (b) if you have elected an Annuity Option, one of the Annuity Options we describe below.

     The Contracts provide for the six Annuity Options described below:

     Option 1 - LIFE ANNUITY. An annuity payable monthly during the lifetime of the Annuitant, ceasing with the last payment due before the death of the Annuitant. If you elect this Option, annuity payments terminate automatically and immediately on the death of the Annuitant without regard to the number or total amount of payments received.

     Option 2a - JOINT AND SURVIVOR LIFE ANNUITY. An annuity payable monthly during the joint lifetime of the Annuitant and the Joint Annuitant and continuing thereafter during the lifetime of the survivor, ceasing with the last payment due before the death of the survivor.

     Option 2b - JOINT AND TWO-THIRDS TO SURVIVOR LIFE ANNUITY. An annuity payable monthly during the joint lifetime of the Annuitant and the Joint Annuitant and continuing thereafter during the lifetime of the survivor at an amount equal to two-thirds of the joint annuity payment, ceasing with the last payment due before the death of the survivor.

     Option 2c - JOINT AND ONE-HALF TO SURVIVOR LIFE ANNUITY. An annuity payable monthly during the joint lifetime of the Annuitant and the Joint Annuitant and continuing thereafter during the lifetime of the survivor at an amount equal to one-half of the joint annuity payment, ceasing with the last payment due before the death of the survivor.

     Under  Annuity   Options  2a,  2b  and  2c,  annuity   payments   terminate
automatically and immediately on the deaths of both the Annuitant and the Joint Annuitant without regard to the number or total amount of payments received.

     Option 3 - LIFE ANNUITY WITH 60, 120 OR 240 MONTHLY PAYMENTS GUARANTEED. An annuity payable monthly during the lifetime of the Annuitant, with the guarantee that if, at his or her death, payments have been made for less than 60, 120 or 240 monthly periods, as elected, we will continue to pay to the Beneficiary any guaranteed payments during the remainder of the selected period and, if the Beneficiary dies after the Annuitant, we will pay the Beneficiary's estate the present value of the remainder of the guaranteed payments. The present value of the remaining payments is the discounted (or reduced) amount which would produce the total of the remaining payments assuming that the discounted amount grew at the effective annual interest rate assumed in the Annuity Tables of the Contract. Pursuant to the 1940 Act, the Beneficiary may also, at any time he or she is receiving guaranteed payments, elect to have us pay him or her the present value of the remaining guaranteed payments in a lump sum.

     Option 4 - UNIT REFUND LIFE ANNUITY. An annuity payable monthly during the lifetime of the Annuitant, terminating with the last payment due before the death of the Annuitant. We make an additional annuity payment to the Beneficiary equal to the following. We take the Annuity Unit value of the Subaccount or Subaccounts as of the date that we receive notice of death in writing at our Home Office or other designated office. We multiply that value by the excess, if any, of (a) over (b). For this purpose, (a) is (i) the net Accumulated Value we allocate to each Subaccount and apply under the option at the Annuity
Commencement Date, divided by (ii) the corresponding Annuity Unit Value as of the Annuity Commencement Date, and (b) is the product of (i) the number of Annuity Units applicable under the Subaccount represented by each annuity payment and (ii) the number of annuity payments made. (For an illustration of this calculation, see Appendix II, Example A, in the Statement of Additional Information.)

     Annuity Election
     ----------------

     You may elect to have the net Accumulated Value applied at the Annuity Commencement Date to provide a Fixed Annuity, a Variable Annuity, or any combination thereof. After the Annuity Commencement Date, we allow no transfers or redemptions where we are making payments based upon life contingencies. You must make these elections in writing to us at our Home Office or other designated office at least 30 days before the Annuity Commencement Date. In the absence of an election, we make annuity payments on a variable basis only under Annuity Option 3 above. Option 3 is the Basic Annuity, a Life Annuity with 120 Monthly Payments Guaranteed.

     Death of Contractowner During Annuity Period
     --------------------------------------------

     If  the  death  of  the  Contractowner  occurs  on  or  after  the  Annuity
Commencement Date, we will distribute the entire interest in the Contract at least as rapidly as under the Annuity Option in effect on the date of death.

     Death of Annuitant
     ------------------

     On receipt of Due Proof of Death of the Annuitant after annuity payments have begun under an Annuity Option, we make any remaining payments under the Option to the Beneficiary as provided by the Option.

     Unless otherwise provided in the Beneficiary designation, if no Beneficiary
survives  the  Annuitant,   the  proceeds  will  be  paid  in  one  sum  to  the
Contractowner, if living; otherwise, to the Contractowner's estate.

TEN-DAY REVOCATION RIGHT

     You may elect to cancel your Contract (a) within ten days from the date your Contract is delivered to you or (b) longer as applicable state law requires. We will cancel the Contract after we receive from you (a) the Contract and (b) a written request for cancellation, at our Home Office or other designated office. We will pay you an amount equal to the following:

     . for Separate Account C, the sum of (a) the Accumulated Value of the Contract on the date of surrender and (b) the amount of any sales charges deducted from the initial purchase payment; and

     . for Separate Account D, the sum of (a) the difference between the purchase payments made under the Contract and the amount allocated to Separate Account D under the Contract and (b) the Accumulated Value of the Contract on the date of surrender.

     Whether you are canceling a Separate Account C or D Contract, the amount we refund to you may be more or less than your initial purchase payment depending on the investment results of the Subaccount or Subaccounts to which you allocated purchase payments. However, in states that require a full refund of premiums, if you elect to exercise to cancel the Contract under the ten-day revocation right, on cancellation, you receive a full refund of the Purchase Payment.

                               TAX INFORMATION
GENERAL

     We base this discussion on our understanding of the federal income tax law and interpretations in effect on the date of this Prospectus. The discussion assumes that the contractowner is a natural person who is a U.S. citizen and U.S. resident. The tax effect on corporate taxpayers, non-U.S. citizens, and non-U.S. residents may be different. That law and interpretations could change, possibly retroactively. The discussion is general in nature. We do not intend it as tax advice, for which you should consult a qualified tax adviser.

     We discuss only federal income taxes and not state or other taxes.

     Taxation of the Contracts will depend, in part, on whether the Contract is purchased outside of a qualified retirement plan or an individual retirement account ("Non-Qualified Contracts") or as part of an individual retirement account or qualified plan ("Qualified Contracts").

     NON-QUALIFIED CONTRACTS

     Purchase Payments
     -----------------

     Your purchase payments under a Non-Qualified Contract are not deductible from your gross income for tax purposes.

     Increases in Accumulated Value Before Distribution from Contract
     ----------------------------------------------------------------

     Generally, there is no tax on increases in your Contract's Accumulated Value until there is a distribution from a Non-Qualified Contract. A distribution could include a surrender or an annuity payment. However, the Contractowner is subject to tax on such increases, even before a distribution, in the following two situations:

     .     The Contractowner is not a natural person, subject to exceptions.

     . The investments of the Separate Accounts do not meet certain diversification or "investor controls" tests, discussed below.

     Annuity Payments
     ----------------

     Once annuity payments begin, a portion of each payment is taxable as ordinary income. The remaining portion is a nontaxable recovery of your investment in the contract. Generally, your investment in the Contract equals the purchase payments you made, less any amounts you previously withdrew that were not taxable.

     For fixed annuity payments, the tax-free portion of each payment is determined by:

     . dividing your investment in the Contract by the total amount you expect to receive out of the Contract and

     .     multiplying the result by the amount of the payment.

     For Variable Annuity payments, the tax-free portion of each payment is (a) your investment in the Contract divided by (b) the number of expected payments.

     The remaining portion of each payment, and all of the payments you receive after you recover your investment in the Contract, are fully taxable. If payments under a life annuity stop because the Annuitant dies, there is an income tax deduction for any unrecovered investment in the contract.

     Distributions Other than Annuity Payments
     -----------------------------------------

     Before  annuity   payments  begin,  the  Code  taxes   distributions   from
Non-Qualified Contracts as follows:

     . a total or partial surrender is taxed in the year of receipt to the extent that the Contract's Accumulated Value exceeds the investment in the Contract;

     . a loan under, or an assignment or pledge of, a Contract is taxed in the same manner as a partial or total surrender;

     . a penalty equal to 10% of the taxable distribution applies to distributions before the taxpayer's age 59-1/2, subject to certain exceptions; and

     . the Code treats all Contracts that we issue to you in the same calendar year as a single Contract. Consequently, you should consult your tax advisor before buying more than one Contract in any calendar year.

     Diversification and Control Tests
     ---------------------------------

     The Subaccounts of Separate Account C and Separate Account D must meet the Code's investment diversification test. Each Subaccount meets the test if:

     . the investments of the Fund in which the Subaccount invests are diversified according to certain limits;

     . the Fund in which the Subaccount invests is a regulated investment company under the Code;

     . all shares of the Fund are owned only by (a) Separate Account C, Separate Account D, or similar accounts of First Investors Life or other insurance companies, (b) a life insurance company general account, or (c) the Adviser, in starting or managing the Fund (in the case of (b) and (c) of this paragraph, there must be no intention to sell shares to the general public); (d) the trustee of a qualified pension or retirement plan; and

     . access to the Fund is available only through the purchase of Contracts, or other Variable Annuity or life insurance products of First Investors Life or other insurance companies.

     If Separate Account C or Separate Account D failed the diversification test, you would be taxed on increases in the value of any Contract you own that is supported by the Separate Account that failed the test. The tax would apply from the first quarter of the failure, until we corrected the failure in conformity with a Treasury Department procedure.

     The Contracts must also meet an "investor control" test, which the Treasury Department has said it may address in guidelines through regulations or rulings. This test could specify that your control over allocation of values among different investments may cause you to be treated as the owner of Separate Account C or Separate Account D assets, as applicable, for tax purposes. We reserve the right to amend the Contracts in any way necessary to avoid this result. As of the date of this prospectus, the Treasury Department has issued no guidelines on the subject. However, the Department has informally indicated that guidelines could limit the number of underlying funds or the frequency of transfers among those funds. The guidelines may apply only prospectively, although retroactive effect is possible if the guidelines do not embody a new position. Failure of the "control test" would result in current taxation to you of increases in your Contract value.

QUALIFIED PLAN CONTRACTS

     Taxation of a Contract depends, in part, on the provisions of the applicable plan where the Contract is issued to:

     .     a qualified individual retirement account;

     .     a qualified corporate employee pension and profit-sharing plan; or

     . a retirement or deferred compensation plan that does not meet the requirements applicable to a qualified plan.

     Some of tax rules applicable to such Contracts are similar to tax rules applicable to Non-Qualified Contracts, including: (a) deferral of the taxation until you receive a distribution, (b) taxation of a part of each distribution or annuity payment, and (c) the 10% penalty on early distributions.

WITHHOLDING

     The Code generally requires us to withhold income tax from any Contract distribution, including a total or partial surrender or an annuity payment. The amount of withholding depends, in part, on whether the payment is "periodic" or "non-periodic."

     For periodic payments (E.G., annuity payments), we withhold from the taxable portion of each payment based on a payroll withholding schedule that assumes a married recipient claiming three withholding exemptions. If you want us to withhold on a different basis, you must file an appropriate withholding certificate with us. For non-periodic payments (E.G., distributions such as partial surrenders), we generally withhold 10% of the taxable portion of each payment.

     You may elect not to have the withholding rules apply. For periodic payments, that election is effective for the calendar year for which you file it with us, and for each subsequent year until you amend or modify it. For non-periodic payments, an election is effective when you file it with us, but only for the payment to which it is applicable. We have to notify your recipients of your right to elect not to have taxes withheld.

     The Code generally requires us to report all payments to the Internal Revenue Service.

OUR TAX STATUS

     The Code taxes us as a life insurance company. The Code taxes Separate Account C and Separate Account D as part of our overall operation. Currently, we do not charge Separate Account C and Separate Account D for an allocable portion of our federal income taxes. However, we do reserve the right to impose such a charge if it becomes necessary in the future.

                             PERFORMANCE INFORMATION

     From time to time, Separate Account C and Separate Account D may advertise several types of performance information for the Subaccounts. Each Subaccount (other than the Cash Management Subaccount) may advertise "average annual total return" and "total return." The Cash Management Subaccount may advertise "yield" and "effective yield." The High Yield Subaccount, Investment Grade Subaccount and Government Subaccount may also advertise "yield." These figures are based on historical results. They are not intended to indicate future performance. For Separate Account C, the yield and effective yield figures include the payment of the Mortality and Expense Risk Charge of 1.00%, but do not include the maximum sales charge of 7.00%.

     The "total return" of a Subaccount is the total change in value of an investment in the Subaccount over a period of time, expressed as a percentage. "Average annual total return" is the rate of return that would produce that change in value over the specified period, if compounded annually. For Separate Account C, average annual total return and total return figures include the deduction of all expenses and fees, including the payment of the Mortality and Expense Risk Charge of 1.00% and the maximum sales charge of 7.00%. We may also advertise these figures without any sales charges, but assuming the payment of all recurring Separate Account charges, including the Mortality and Expense Risk Charge of 1.00% (non-standardized performance information).


     For Separate Account D, average annual total return figures may reflect the effect of the CDSC (pursuant to a standardized formula prescribed by the SEC), or may not reflect the effect of the CDSC (non-standardized performance information). For Separate Account D, we may also advertise total return figures on the same basis as average annual total return figures (with or without showing the effect of the CDSC). Quotations of return not reflecting the CDSC will be greater than those reflecting the CDSC.

     The "yield" of a Subaccount refers to the income that an investment in the Subaccount generates over a one-month or 30-day period (seven-day period for the Cash Management Account), excluding realized and unrealized capital gains and losses in the corresponding Fund's investments. We then "annualize" this income and show it as a percentage of the value of the Subaccount's Accumulation Units. We calculate the "effective yield" of the Cash Management Subaccount similarly, but, when we annualize it, we assume the reinvestment in that Subaccount of any income earned by that Subaccount. The Cash Management Subaccount's effective yield will be slightly higher than its yield due to the compounding effect of this assumed reinvestment.

     Neither the total return nor the yield figures reflect deductions for Premium taxes, since most states do not impose those taxes.

     For further information on performance calculations, see "Performance Information" in the Statement of Additional Information.

                                OTHER INFORMATION

VOTING RIGHTS

     Because the Life Series Fund is not required to have annual shareholder meetings, Contractowners generally will not have an occasion to vote on matters that pertain to the Life Series Fund. In certain circumstances, the Fund may be required to hold a shareholders meeting or may choose to hold one voluntarily. For example, a Fund may not change fundamental investment objectives or investment policies without the approval of a majority vote of that Fund's shareholders in accordance with the 1940 Act. Thus, if the Fund sought to change fundamental investment objectives or investment policies, contractowners would have an opportunity to provide voting instructions for shares of a Fund held by a Subaccount in which their Contract invests.


     We would vote the shares of any Fund held in a corresponding Subaccount or directly, at any Fund shareholders meeting as follows:

     .     shares   attributable  to   Contractowners   for  which  we  received
           instructions, would be voted in accordance with the instructions;

     . shares attributable to Contractowners for which we did not receive instructions, would be voted in the same proportion that we voted shares held in the Subaccount for which we received instructions; and

     . shares not attributable to Contractowners, would be voted in the same proportion that we voted shares held in the Subaccount attributable to Contractowners for which we received instructions.

     We will vote Fund shares that we hold directly in the same proportion that we vote shares held in any corresponding Subaccounts that are attributable to Contractowners and for which we receive instructions. However, we will vote our own shares as we deem appropriate where there are no shares held in any Subaccount. We will present all the shares of any Fund that we held through a Subaccount or directly at any Fund shareholders meeting for purposes of determining a quorum.

     We will determine the number of Fund shares held in a corresponding Subaccount that is attributable to each Contractowner as follows:

     . before the Annuity Commencement Date, we divide the Subaccount's Accumulated Value by the net asset value of one Fund share, and

     . after the Annuity Commencement Date, we divide the reserve held in the Subaccount for the variable annuity payment under the Contracts by the net asset value of one Fund share. As this reserve fluctuates, the number of votes fluctuates.

     We will determine the number of votes that a Contractowner has the right to cast as of the record date that the Life Series Fund establishes.

     We will solicit instructions by written communication before the date of the meeting at which votes will be cast. We will send meeting and other materials relating to the Fund to each Contractowner having a voting interest in a Subaccount.

     The voting rights that we describe in this Prospectus are created under applicable laws. If the laws eliminate the necessity to submit such matters for approval by persons having voting rights in separate accounts of insurance companies or restrict such voting rights, we reserve the right to proceed in accordance with any such changed laws or regulations. Specifically, we reserve the right to vote shares of any Fund in our own right, to the extent the law permits.

RESERVATION OF RIGHTS

     We also reserve the right to make certain  changes if we believe they would
(a) best serve the interests of the Contractowners and Annuitants or (b) be appropriate in carrying out the purposes of the Contracts. We will make a change only as the law permits. We will (a) obtain, when required, the necessary Contractowner or regulatory approval for any change and (b) provide, when required, notification to Contractowners before making a change.

     For example, we may:

     . operate either Account in any form permitted under the 1940 Act or in any other form permitted by law,

     .     add, delete, combine, or modify Subaccounts of either Account,

     .     add,  delete,   or  substitute  for  the  Fund  shares  held  in  any
           Subaccount, the shares of any investment company or series thereof, or any investment permitted by law, or

     . amend the Contracts if required to comply with the Internal Revenue Code or any other applicable federal or state law.

DISTRIBUTION OF CONTRACTS

     Separate Account C and Separate Account D, along with First Investors Life, have each entered into an Underwriting Agreement with their affiliate, FIC, 95 Wall Street, New York, New York 10005 to sell the Contracts. First Investors Life has reserved the right in the Underwriting Agreement to sell the Contracts directly. Insurance agents licensed to sell variable annuities sell the Contracts. These agents are registered representatives of the Underwriter or broker-dealers who have sales agreements with the Underwriter.

FINANCIAL STATEMENTS

     The Statement of Additional Information, dated April 30, 1999, includes:

     .     the  financial   statements   for  First   Investors   Life  and  the
           accompanying Report of Independent Certified Public Accountants; and

     . the financial statements for Separate Account C and for Separate Account D and the accompanying Report of Independent Certified Public Accountants for each.

     You can get the Statement of Additional Information at no charge on request to First Investors Life at the address or telephone number on the cover page of this Prospectus.

YEAR 2000

     On and after January 1, 2000, computer date-related errors could adversely affect Separate Account C and Separate Account D, as they could other separate accounts. These errors could occur in the computer and other information processing systems used by First Investors Life, the underlying Funds, the Adviser, the Subadviser, Transfer Agent and other service providers. Typically these systems use a two-digit number to represent the year for any date. Consequently, computer systems could incorrectly misidentify "00" as 1900, rather than 2000, and make related mistakes when performing operations. First Investors Life, the Funds, the Adviser, the Subadviser and Transfer Agent are taking steps that they believe are reasonably designed to address the Year 2000 problem for computer and other systems used by them. They are obtaining assurances from other service providers that the service providers are taking comparable steps. However, there can be no assurance that these steps will avoid any adverse impact on Separate Account C or Separate Account D, nor can either Account estimate the extent of any impact.

                                TABLE OF CONTENTS
                       OF THE STATEMENTS OF ADDITIONAL
                                 INFORMATION

       Item                                                     Page
       ----                                                     ----
   General Description.............................................2
   Services........................................................2
   Annuity Payments................................................3
   Other Information...............................................4
   Performance Information.........................................5
   Relevance of Financial Statements...............................9
   Appendices.....................................................10
   Financial Statements...........................................15



                                  APPENDIX I

                            STATE AND LOCAL TAXES*




Alabama.....................--               Mississippi...................--
Alaska......................--               Missouri......................--
Arizona.....................--               Nebraska......................--
Arkansas....................--               New Jersey....................--
California..................2.35%            New Mexico....................--
Colorado....................--               New York .....................--
Connecticut.................--               North Carolina ...............--
Delaware....................--               Ohio..........................--
District of Columbia........2.25%            Oklahoma......................--
Florida.....................1.00%            Oregon........................--
Georgia.....................--               Pennsylvania..................--
Illinois....................--               Rhode Island..................--
Indiana.....................--               South Carolina................--
Iowa........................2.00%            Tennessee.....................--
Kentucky....................2.00%            Texas.........................--
Louisiana...................--               Utah..........................--
Maryland....................--               Virginia......................--
Massachusetts...............--               Washington....................--
Michigan....................--               West Virginia.................1.00%
Minnesota...................--               Wisconsin.....................--
                                             Wyoming.......................1.00%


Note: State  legislation  could  change  the  rates  above.   State  insurance
      regulation could change the applicability of the rates above.

*  Includes local annuity Premium taxation.

[FIRST INVESTORS LOGO]





                                   TAX TAMER I
                                       AND
                                  TAX TAMER II







This booklet contains two prospectuses. The first prospectus is for Individual Variable Annuity Fund C (Separate Account C) and Fund D (Separate Account D) Contracts, which we call Tax Tamer I and Tax Tamer II, respectively. The second prospectus is for the Life Series Fund, which provides the underlying investment options for the Individual Variable Annuity Contracts offered through Separate Accounts C and D.


THE DATE OF THIS PROSPECTUS IS APRIL 30, 1999.

                                    CONTENTS*
                 VARIABLE ANNUITY FUND C AND FUND D PROSPECTUS



   GLOSSARY OF SPECIAL TERMS.......................................2
   FEE TABLES......................................................3
   CONDENSED FINANCIAL INFORMATION.................................6
   OVERVIEW........................................................9
      How the Contracts Work.......................................9
      Who We Are..................................................10
      Who Should Consider Purchasing a Contract...................11
      Risk and Reward Considerations..............................11
   THE CONTRACTS IN DETAIL........................................11
      Purchase Payments...........................................12
      Allocation of Net Purchase Payments to Subaccount(s)........12
      Sales Charge................................................12
      Mortality and Expense Risk Charges..........................14
      Other Charges...............................................14
      The Accumulation Period.....................................15
      The Annuity Period..........................................17
      Ten-Day Revocation Right....................................20
   TAX INFORMATION................................................20
      General.....................................................20
      Non-Qualified Contracts.....................................20
      Qualified Plan Contracts....................................22
      Withholding.................................................22
      Our Tax Status..............................................22
   PERFORMANCE INFORMATION........................................22
   OTHER INFORMATION..............................................23
      Voting Rights...............................................23
      Reservation of Rights.......................................24
      Distribution of Contracts...................................24
      Financial Statements........................................25
      Year 2000...................................................25
   TABLE OF CONTENTS OF THE STATEMENTS OF ADDITIONAL INFORMATION..26
   APPENDIX I.....................................................26

















-----------------------------
*A Table of Contents for the Life Series Fund prospectus can be found at page ii of that prospectus.

                             [FIRST INVESTORS LOGO]
                                 95 Wall Street
                            New York, New York 10005
                                 (212) 858-8200

[FIRST INVESTORS LOGO]




                        SUPPLEMENT TO THE PROSPECTUS FOR
                          TAX TAMER I AND TAX TAMER II















This booklet contains two documents. The first document is a supplement to the Tax Tamer I and Tax Tamer II prospectus. The second document is the prospectus for First Investors Life Focused Equity Fund and First Investors Life Target Maturity 2015 Fund, each of which is a series of First Investors Life Series Fund.

This supplement is not valid unless accompanied or preceded by the current prospectus for Tax Tamer I and Tax Tamer II, dated April 30, 1999, and should be read together with the Tax Tamer I and Tax Tamer II prospectus and the attached Life Series Fund prospectus for the other series of Life Series Fund. This supplement and the prospectuses should be read and retained for further reference.



                The date of this supplement is November 8, 1999.

                  FIRST INVESTORS LIFE VARIABLE ANNUITY FUND C
                              (SEPARATE ACCOUNT C)
                  FIRST INVESTORS LIFE VARIABLE ANNUITY FUND D
                              (SEPARATE ACCOUNT D)
                      SUPPLEMENT DATED NOVEMBER 8, 1999 TO
                         PROSPECTUS DATED APRIL 30, 1999


1. All references in the prospectus to the "eleven" Subaccounts of Separate Account C or Separate Account D should read "thirteen" Subaccounts.


2. The following should be added to the Fund Annual Expenses table appearing on page 5:

                                                                                   FEE WAIVERS
                                                                    TOTAL FUND        AND/OR
                                 MANAGEMENT          OTHER          OPERATING         EXPENSE          NET
                                   FEES(1)        EXPENSES(2)       EXPENSES(3)     ASSUMPTIONS    EXPENSES(3)
                                   -------        -----------       -----------        (1),(2)     -----------
                                                                                    -----------
Focused Equity Fund*                0.75%            0.08%             0.83%            N/A            N/A
Target Maturity 2015 Fund*          0.75%            0.09%             0.84%           0.15%          0.69%

* Because the Fund had no operating history when this supplement to the prospectus was printed, these annual expenses are estimated for the current fiscal year.


3. The following should be added to footnote (1) to the Fund Annual Expenses table on page 5:

          The Adviser has contractually agreed with Life Series Fund to waive Management Fees in excess of 0.60% for Target Maturity 2015 Fund for the period covering commencement of operations to December 31, 1999.

4. The following paragraph and table replaces the paragraph and table appearing on page 6 labeled "Example (Separate Account C Contract)":

EXAMPLE (SEPARATE ACCOUNT C CONTRACT)+
If you surrender your Contract (or if you annuitize) for the number of years shown, you would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets:

                                              1 YEAR   3 YEARS  5 YEARS 10 YEARS
                                              ------   -------  -------  -------
Blue Chip Subaccount.........................   $87     $123      $162    $269
Cash Management Subaccount...................    86      120       156     257
Discovery Subaccount.........................    87      124       162     270
Focused Equity Subaccount...................     87      124       N/A     N/A
Government Subaccount........................    86      120       157     259
Growth Subaccount............................    87      123       162     269
High Yield Subaccount........................    87      124       162     270
International Securities Subaccount..........    90      133       177     301
Investment Grade Subaccount..................    86      120       156     257
Target Maturity 2007 Subaccount..............    86      120       155     256
Target Maturity 2010 Subaccount..............    86      120       155     256
Target Maturity 2015 Subaccount..............    86      120       N/A     N/A
Utilities Income Subaccount..................    86      121       157     260

+ In this Example, "N/A" indicates that SEC rules require that the Focused Equity Subaccount and Target Maturity 2015 Subaccount complete the Example for only the one and three year periods.


5. The following paragraph and table replaces the paragraph and table labeled "Example (Separate Account D Contract)" at the top of page 7:

EXAMPLE (SEPARATE ACCOUNT D CONTRACT)+
The expenses you incur in purchasing a Separate Account D Contract would depend upon whether or not you surrender your Contract. If you surrender your Contract at the end of the period shown, you would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets:

                                              1 YEAR   3 YEARS 5 YEARS  10 YEARS
                                              ------   ------- -------  --------
Blue Chip Subaccount.........................  $123     $209     $299     $555
Cash Management Subaccount...................   121      206      293      543
Discovery Subaccount.........................   123      210      299      556
Focused Equity Subaccount....................   123      210      N/A      N/A
Government Subaccount........................   122      206      294      545
Growth Subaccount............................   123      209      299      555
High Yield Subaccount........................   123      210      299      556
International Securities Subaccount..........   126      219      316      589
Investment Grade Subaccount..................   121      206      293      543
Target Maturity 2007 Subaccount..............   121      205      292      542
Target Maturity 2010 Subaccount..............   121      205      292      542
Target Maturity 2015 Subaccount..............   121      205      N/A      N/A
Utilities Income Subaccount..................   122      207      294      546

+ In these Examples, "N/A" indicates that SEC rules require that the Focused Equity Subaccount and Target Maturity 2015 Subaccount complete the Examples for only the one and three year periods.


6. The following paragraph and table replaces the paragraph and table at the bottom of page 7:

If you do not surrender your contract (or if you annuitize) at the end of the period shown, you would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets:

                                              1 YEAR  3 YEARS  5 YEARS  10 YEARS
                                              ------  -------  -------  --------
Blue Chip Subaccount.........................   $53    $159      $269    $555
Cash Management Subaccount...................    51     156       263     543
Discovery Subaccount.........................    53     160       269     556
Focused Equity Subaccount....................    53     160       N/A     N/A
Government Subaccount........................    52     156       264     545
Growth Subaccount............................    53     159       269     555
High Yield Subaccount........................    53     160       269     556
International Securities Subaccount..........    56     169       286     589
Investment Grade Subaccount..................    51     156       263     543
Target Maturity 2007 Subaccount..............    51     155       262     542
Target Maturity 2010 Subaccount..............    51     155       262     542
Target Maturity 2015 Subaccount..............    51     155       N/A     N/A
Utilities Income Subaccount..................    52     157       264     546


7. The following Subaccounts and Funds should be added to the lists of Subaccounts and Funds appearing at the bottom of page 12:

SUBACCOUNTS                                 FUND
-----------                                 ----
Focused Equity Subaccount                   Focused Equity Fund
Target Maturity 2015 Subaccount             Target Maturity 2015 Fund


8. The following paragraphs should replace the first two paragraphs on page 14 under the section "Who We Are - The Life Series Fund":

         First Investors Life Series Fund is an open-end management investment company (commonly known as a "mutual fund") registered with the SEC under the 1940 Act. Registration of the Life Series Fund does not involve supervision by the SEC of the management or investment practices or policies of the Life Series Fund. The Life Series Fund offers its shares only through the purchase of our variable annuity contracts or variable life insurance policies. It does not offer its shares directly to the general public. The Life Series Fund reserves the right to offer its shares to other separate accounts of ours or directly to us.

         First Investors Management Company, Inc. (the "Adviser") is the investment adviser of each Fund. The Adviser is a New York Corporation located at 95 Wall Street, New York, New York 10005. The Adviser and Life Series Fund have retained Wellington Management Company, 75 State Street, Boston, Massachusetts 02109 ("WMC" or "Subadviser"), to serve as the subadviser of the International Securities Fund and Growth Fund, and Arnhold and S. Bleichroeder, Inc., 1345 Avenue of the Americas, New York, New York 10105 ("ASB" or "Subadviser"), to serve as the subadviser of the Focused Equity Fund. See the Life Series Fund prospectus for more information about the Adviser and Subadvisers as well as the fees that each Fund paid for the fiscal year ended December 31, 1998.

[FIRST INVESTORS LOGO]


LIFE SERIES FUND
      FOCUSED EQUITY
      TARGET MATURITY 2015


      The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                 THE DATE OF THIS PROSPECTUS IS NOVEMBER 8, 1999

                                    CONTENTS
INTRODUCTION

FUND DESCRIPTIONS

      Focused Equity Fund
      Target Maturity 2015 Fund

FUND MANAGEMENT

BUYING AND SELLING SHARES

      How and  when do the  Funds  price  their  shares?
      How do I buy and  sell shares?

ACCOUNT POLICIES

      What about dividends and capital gain distributions?
      What about taxes?

                                  INTRODUCTION

This prospectus describes two of the First Investors Funds that are used solely as the underlying investment options for variable annuity contracts or variable life insurance policies offered by First Investors Life Insurance Company ("FIL"). This means that you cannot purchase shares of the Funds directly, but only through such a contract or policy as offered by FIL. Each individual Fund description in this prospectus has an "Overview" which provides a brief explanation of the Fund's objectives, its primary strategies, and its primary risks. Each Fund description also contains a "Fund in Detail" section with more information on the strategies and risks of the Fund.

                                FUND DESCRIPTIONS

                               FOCUSED EQUITY FUND

                                    OVERVIEW

OBJECTIVE:  The Fund seeks capital appreciation.

PRIMARY
INVESTMENT
STRATEGIES: The Fund seeks to achieve its objective by focusing its  investments in the common stocks of approximately 20 to 30 U.S. companies. Generally, not more than 12% of the Fund's assets will be invested in the securities of a single issuer. The Fund uses an event-driven approach in selecting investments. In making investment decisions, the Fund looks for companies that appear to be undervalued because they are undergoing corporate or other events that appear likely to result in significant growth in the companies' valuations. The Fund seeks to identify companies with proven management, superior cash flow and outstanding franchise values. The Fund usually will sell a stock when it shows deteriorating fundamentals, reaches its target value, constitutes 12% or more of the total portfolio, or when the Fund identifies better investment opportunities.

PRIMARY
RISKS: While there are substantial potential long-term rewards of investing in a concentrated portfolio of securities that are considered undervalued, there are also substantial risks. First, the value of the portfolio will fluctuate with movements in the overall securities markets, general economic conditions, and changes in interest rates or investor sentiment. Second, because the Fund is non-diversified and concentrates its investments in the stocks of a small number of issuers, the Fund's performance may be substantially impacted by the change in value of a single holding. Third, there is a risk that the event that led the Fund to make an investment may occur later than anticipated or not at all. This may disappoint the market and cause a decline in the value of the investment. Accordingly, the value of your investment in the Fund will go up and down, which means that you could lose money.

            AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

                             What about performance?

Because the Fund was new when this prospectus was printed, it has no previous operating history.

                               THE FUND IN DETAIL

  What are the Focused Equity Fund's objective, principal investment strategies, and principal risks?

OBJECTIVE:  The Fund seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES: The Fund seeks to achieve its objective by focusing its investments in the common stocks of approximately 20 to 30 U.S. companies. The Fund is a non-diversified investment company. The Fund will usually concentrate 80% of its portfolio in its top 15 holdings. It will frequently have more than 10% of its assets in the securities of a single issuer. Although the Fund is not required to limit the amount of any investment in the securities of any one issuer, it generally will not invest more than 12% of its assets in the securities of a single issuer. The Fund's strategy is to remain relatively fully invested, but at times the Fund may have cash positions of 10% or more if the Fund cannot identify qualified investment opportunities or it has a negative or "bearish" view of the stock market. However, under normal market conditions, at least 65% of the Fund's total assets will be invested in equity securities (including not only common stocks, but preferred stocks and securities convertible into common and preferred stocks).

The Fund uses an event-driven approach in selecting investments. The Fund looks for companies that appear to be undervalued because they are undergoing some corporate or other event that the Fund believes can result in significant growth in the companies' valuations. Examples of these events include: announced mergers, acquisitions and divestitures; financial restructurings; management reorganizations; stock buy-back programs; or industry transformations that can affect competitiveness. The Fund then identifies companies with proven management teams which maintain significant financial interest in the companies, superior cash flows in excess of internal growth requirements and outstanding franchise values. The Fund generally invests with a time horizon of two-to-five years and seeks investments which offer the potential of appreciating at least 50% within the first two years of the investment.

The Fund actively monitors the companies in its portfolio through regular meetings and teleconference calls with senior management and personal visits. The Fund also actively monitors the industries and competitors of the companies within its portfolio and checks whether the original investment thesis still holds true. The Fund usually will sell a stock when it shows deteriorating fundamentals, reaches its target value, constitutes 12% or more of the total portfolio, or when the Fund identifies better investment opportunities.

The Fund may purchase and sell futures contracts and options on futures contracts for hedging purposes. The Fund anticipates engaging in such transactions relatively infrequently and over relatively short periods of time. Any hedging strategy that the Fund may decide to employ will generally be effected by buying puts on the overall market or an index, such as puts on the Standard & Poor's 500 Composite Stock Price Index.

PRINCIPAL RISKS: Any investment carries with it some level of risk. In general, the greater the potential reward of the investment, the greater the risk. Here are the principal risks of investing in the Focused Equity Fund:

MARKET RISK: Because the Fund primarily invests in stocks, it is subject to market risk. Stock prices in general may decline over short or even extended periods not only due to company specific developments but also due to an economic downturn, a change in interest rates, or a change in investor sentiment, regardless of the success or failure of an individual company's operations. Stock markets tend to run in cycles with periods when prices generally go up, known as "bull" markets, and periods when stock prices generally go down, referred to as "bear" markets. Fluctuations in the prices of stocks can be sudden and substantial. Accordingly, the value of your investment in the Fund will go up and down, which means that you could lose money.

NON-DIVERSIFICATION RISK: The Fund is a non-diversified investment company and, as such, its assets may be invested in a limited number of issuers. This means that the Fund's performance may be substantially impacted by the change in value of even a single holding. The price of a share of the Fund can therefore be expected to fluctuate more than a comparable diversified fund. Moreover, the Fund's share price may decline even when the overall market is increasing. An investment in the Fund therefore may entail greater risks than an investment in a diversified investment company.

EVENT-DRIVEN STYLE RISK: The event-driven investment approach used by the Fund carries the additional risk that the event anticipated may occur later than expected or not at all or may not have the desired effect on the market price of the security.

FUTURES AND OPTIONS RISKS: The Fund could suffer a loss if it fails to hedge its portfolio prior to a market decline. Moreover, if the Fund engages in hedging transactions using futures or options, the Fund could nevertheless suffer a loss if the hedging is based upon an inaccurate prediction of movements in the direction of the securities and interest rate markets or the hedging instrument does not accurately reflect the Fund's portfolio. The Fund may experience adverse consequences that leave it in a worse position than if such strategies were not used. As a result, the Fund may not achieve its investment objective.

YEAR 2000 RISKS: The values of securities owned by the Fund may be negatively affected by Year 2000 problems. Many computer systems are not designed to process correctly date-related information after January 1, 2000. The issuers of securities held by the Fund may incur substantial costs in ensuring that computer systems on which they rely are Year 2000 ready and may face business and legal problems if these systems are not ready. If computer systems used by exchanges, broker-dealers, and other market participants are not Year 2000 ready, valuing and trading securities could be difficult. These problems could have a negative effect on the Fund's investments and returns.

ALTERNATIVE STRATEGIES: At times the Fund may judge that market, economic or political conditions make pursuing the Fund's investment strategies inconsistent with the best interests of its shareholders. The Fund then may temporarily use alternative strategies that are mainly designed to limit its losses by investing up to 100% of its assets in short-term money market instruments. If the Fund does so, it may not achieve its investment objective.

                            TARGET MATURITY 2015 FUND

                                    OVERVIEW

OBJECTIVE:     The Fund seeks a  predictable  compounded  investment  return for investors who hold their Fund shares until the Fund's maturity, consistent with the preservation of capital.

PRIMARY
INVESTMENT
STRATEGIES:    The Fund primarily invests in non-callable zero coupon bonds that mature on or around the maturity  date of the Fund and are issued
               or   guaranteed  by  the  U.S.   government,   its  agencies  and
               instrumentalities. The Fund will mature and terminate at the end of the year 2015. The Fund generally follows a buy and hold strategy, but may sell an investment when the Fund identifies an opportunity to increase its yield or to meet redemptions.

PRIMARY
RISKS: If an investment in the Fund is sold prior to the Fund's maturity, there is substantial interest rate risk. Like other bonds, zero coupon bonds are sensitive to changes in interest rates. When interest rates rise, they tend to decline in price, and when interest rates fall, they tend to increase in price. Zero coupon bonds are more interest rate sensitive than other bonds because zero coupon bonds pay no interest to their holders until their maturities. This means that the market prices of zero coupon bonds will fluctuate far more than those of bonds that pay interest periodically. Accordingly, the value of an investment in the Fund will go up and down, which means that you could lose money if you liquidate your investment in the Fund prior to the Fund's maturity.

               AN  INVESTMENT  IN THE  FUND  IS NOT A  BANK  DEPOSIT  AND IS NOT
               INSURED  OR   GUARANTEED   BY  THE  FEDERAL   DEPOSIT   INSURANCE
               CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

                             What about performance?

Because the Fund was new when this prospectus was printed, it has no previous operating history.

                               THE FUND IN DETAIL

  What are the Target Maturity 2015 Fund's objective, principal investment strategies, and risks?

OBJECTIVE: The Fund seeks a predictable compounded investment return for investors who hold their Fund shares until the Fund's maturity, consistent with the preservation of capital.

PRINCIPAL  INVESTMENT  STRATEGIES:  The Fund  invests  at least 65% of its total assets in zero coupon securities. The vast majority of the Fund's investments consists of non-callable, zero coupon bonds that mature on or around the maturity date of the Fund and are direct obligations of the U.S. Treasury. Zero coupon securities are debt obligations that do not entitle holders to any periodic payments of interest prior to maturity and therefore are issued and traded at discounts from their face values. Zero coupon securities may be created by separating the interest and principal components of securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities, or issued by private corporate issuers. The discounts from face values at which zero coupon securities are purchased vary depending on the times remaining until maturities, prevailing interest rates, and the liquidity of the securities. Because the discounts from face values are known at the time of investment, investors intending to hold zero coupon securities until maturity know the value of their investment return at the time of investment, assuming full payment is made by the issuer upon maturity.

The Fund seeks zero coupon bonds that will mature on or about the Fund's maturity date. As the Fund's zero coupon bonds mature, the proceeds will be invested in short term U.S. government securities. The Fund generally follows a buy and hold strategy consistent with attempting to provide a predictable compounded investment return for investors who hold their Fund shares until the Fund's maturity. On the Fund's maturity date, the Fund's assets will be converted to cash and distributed, or reinvested in another Fund of Life Series Fund, at your choice.

Although the Fund generally follows a buy and hold strategy, the Fund may sell an investment when the Fund identifies an opportunity to increase its yield or it needs cash to meet redemptions.

PRINCIPAL RISKS: Any investment carries with it some level of risk. In general, the greater the potential reward of an investment, the greater the risk. Here are the principal risks of investing in the Target Maturity 2015 Fund:

INTEREST RATE RISK: The market value of a bond is affected by changes in interest rates. When interest rates rise, the market value of a bond declines; when interest rates decline, the market value of a bond increases. The price volatility of a bond also depends on its maturity and duration. Generally, the longer the maturity and duration of a bond, the greater its sensitivity to interest rates.

The market prices of zero coupon securities are generally more volatile than the market prices of securities paying interest periodically and, accordingly, will fluctuate far more in response to changes in interest rates than those of non-zero coupon securities having similar maturities and yields. As a result, the net asset value of shares of the Fund may fluctuate over a greater range than shares of other funds that invest in securities that have similar maturities and yields but that make current distributions of interest.

YEAR 2000 RISKS: The values of securities owned by the Fund may be negatively affected by Year 2000 problems. Many computer systems are not designed to process correctly date-related information after January 1, 2000. The issuers of securities held by the Fund may incur substantial costs in ensuring that computer systems on which they rely are Year 2000 ready and may face business and legal problems if these systems are not ready. If computer systems used by exchanges, broker-dealers, and other market participants are not Year 2000 ready, valuing and trading securities could be difficult. These problems could have a negative effect on the Fund's investments and returns.

ALTERNATIVE STRATEGIES: At times the Fund may judge that market, economic or political conditions make pursuing the Fund's investment strategies inconsistent with the best interests of its shareholders. The Fund then may temporarily use alternative strategies that are mainly designed to limit the Fund's losses.

                                 FUND MANAGEMENT

First Investors Management Company, Inc. ("FIMCO") is the investment adviser to each of the Funds in the Life Series Fund. Its address is 95 Wall Street, New York, NY 10005. It currently is investment adviser to 53 mutual funds or series of funds with total net assets of approximately $5 billion. Except as noted below, FIMCO supervises all aspects of each Fund's operations and determines each Fund's portfolio transactions. For its services, FIMCO receives a fee at an annual rate of 0.75% of the average daily net assets of each Fund up to and including $250 million; 0.72% of the average daily net assets in excess of $250 million up to and including $500 million; 0.69% of the average daily net assets in excess of $500 million up to and including $750 million; and 0.66% of the average daily net assets over $750 million.

FIMCO and Life Series Fund have retained Arnhold and S. Bleichroeder, Inc. ("ASB" or "Subadviser") as the Focused Equity Fund's investment subadviser. Subject to continuing oversight and supervision by FIMCO and the Board of Trustees, ASB has discretionary trading authority over all of the Focused Equity Fund's assets. ASB is located at 1345 Avenue of the Americas, New York, NY 10105. ASB and its affiliates currently provide investment advisory services to investment companies, institutions and private clients. As of September 30, 1999, ASB and its affiliates held investment management authority with respect to more than $4 billion of domestic and international assets.

The Focused Equity Fund is managed by Colin G. Morris, Senior Vice President of ASB, who has been responsible for the management of various ASB clients since January 1993. Prior to joining ASB in 1992, Mr. Morris was a partner at Mabon Securities, with responsibility over arbitrage investments from 1988 to 1992.

Clark D. Wagner of FIMCO serves as Portfolio Manager of the Target Maturity 2015 Fund. Mr. Wagner also serves as Portfolio Manager of certain other First Investors Funds. Mr. Wagner has been Chief Investment Officer of FIMCO since 1992.


In addition to the investment risks of the Year 2000 which are disclosed above, the ability of FIMCO, ASB and their affiliates to price the Funds' shares, process purchase and redemption orders, and render other services could be adversely affected if the computers or other systems on which they rely are not properly programmed to operate after January 1, 2000. Additionally, because the services provided by FIMCO, ASB and their affiliates depend on the interaction of their computer systems with the computer systems of brokers, information services and other parties, any failure on the part of such third party computer systems to deal with the Year 2000 may have a negative effect on the services provided to the Funds. FIMCO, ASB and their affiliates are taking steps that they believe are reasonably designed to address the Year 2000 problem for computer and other systems used by them and are obtaining assurances that comparable steps are being taken by the Funds' other service providers. However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Funds. Nor can the Funds estimate the extent of any impact.

                            BUYING AND SELLING SHARES

                  How and when do the Funds price their shares?

The share price (which is called "net asset value" or "NAV" per share) for each Fund is calculated once each day as of 4 p.m., Eastern Time ("ET"), on each day the New York Stock Exchange ("NYSE") is open for regular trading. In the event that the NYSE closes early, the share price will be determined as of the time of the closing.

To calculate the NAV, each Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding.

In valuing its assets, each Fund uses the market value of securities for which market quotations or last sale prices are readily available. If there are no readily available quotations or last sale prices for an investment or the available quotations are considered to be unreliable, the securities will be valued at their fair value as determined in good faith pursuant to procedures adopted by the Board of Trustees of the Funds.

                          How do I buy and sell shares?

Investments in each of the Funds may only be made through purchases of variable annuity contracts or variable life insurance policies offered by FIL. Purchase payments for variable annuity contracts, less applicable charges or expenses, are paid into specified unit investment trusts, Separate Account C or Separate Account D. Variable life insurance policy premiums, less certain expenses, are paid into a unit investment trust, Separate Account B. The Separate Accounts pool these proceeds to purchase shares of a Fund designated by purchases of the variable annuity contracts or variable life insurance policies. Purchases and redemptions of shares of a Fund by the Separate Accounts are effected at NAV per share next determined after the order is placed.

For information about how to buy or sell the variable annuity contracts and variable life insurance policies, see the Separate Account prospectus which accompanies this prospectus. It will describe not only the process for buying and selling contracts and policies but also the fees and charges involved. This prospectus must be accompanied by a Separate Account prospectus.

                                ACCOUNT POLICIES

              What about dividends and capital gain distributions?

The Separate Accounts which own the shares of the Funds will receive all dividends and distributions. As described in the attached Separate Account prospectus, all dividends and distributions are then reinvested by the appropriate Separate Account in additional shares of the applicable Fund.

To the extent that they have net investment income, each Fund will declare and pay, on an annual basis, dividends from net investment income. Each Fund will declare and distribute any net realized capital gains, on an annual basis, usually after the end of each Fund's fiscal year. Each Fund may make an additional distribution in any year if necessary to avoid a Federal excise tax on certain undistributed income and capital gain.

                                What about taxes?

You will not be subject to taxes as the result of purchases or sales of Fund shares by the Separate Account, or Fund dividends, or distributions to the Separate Accounts. There are tax consequences associated with investing in the variable annuity contracts and variable life insurance policies. These tax consequences are discussed in the accompanying Separate Account prospectus.

[FIRST INVESTORS LOGO]

LIFE SERIES FUND
      FOCUSED EQUITY
      TARGET MATURITY 2015


For investors who want more information about the Funds, the following document is available free upon request:

STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides more detailed information about the Funds and is incorporated by reference into this prospectus.

You can get free copies of the SAI, request other information and discuss your questions about the Funds by contacting the Funds at:

Administrative Data Management Corp.
581 Main Street
Woodbridge, NJ 07095-1198
Telephone:  1-800-423-4026

You can review and copy information about the Funds (including the Funds' SAI) at the Public Reference Room of the Securities and Exchange Commission ("SEC") in Washington, D.C. You can also send your request for copies and a duplicating fee to the Public Reference Room of the SEC, Washington, DC 20549-6009. You can obtain information on the operation of the Public Reference Room by calling 1-800-SEC-0330. Text-only versions of Fund documents can be viewed online or downloaded from the SEC's Internet website at http://www.sec.gov.

                                       (Investment  Company Act File No.:  First
                                       Investors Life Series Fund 811-4325)